SUB-ITEM 77I:	Terms of new or amended securities

(b) The response to Sub-Item 77I(b) is incorporated herein by reference to the Registrant's Prospectuses and Statement of Additional Information, each dated
January 4, 1999, as filed with the Securities and Exchange Commission ("SEC") on February 16, 1999
pursuant to Rule 497 (c) of the Securities Act of 1933
(Accession No. 0000950152-99-001163).